ADVANTAGE SOLUTIONS INC. LENDER PRESENTATION October 2021 CONFIDENTIAL ADVANTAGE SOLUTIONS

DISCLAIMER 1 Forward Looking Statements Certain statements in this presentation or accompanying commentary may be considered forward-looking statements with the meaning of federal securities laws. Forward-looking statements generally relate to future events or the future financial or operating performance of Advantage Solutions Inc. (“Advantage” or the “Company”), In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict ”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, and as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the COVID-19 pandemic and the measures taken in response thereto; the availability, acceptance, administration and effectiveness of any COVID-19 vaccine; changes to labor laws or wage or job classification regulations, including minimum wage, or other market-driven wage changes; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for its clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to effectively remediate material weaknesses and maintain proper and effective internal controls in the future; potential and actual harms to Advantage’s business arising from the Tak e 5 Matter; Advantage’s substantial indebtedness and its ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K/A filed by Advantage with the Securities and Exchange Commission (the “SEC”) on May 17, 2021 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. This presentation includes preliminary financial information for the fiscal quarter ended September 30, 2021, which is subject to completion of the Company’s quarter-end close procedures and further financial review. Actual results may differ as a result of the completion of the Company’s quarter-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may chang e and constitute forward-looking information and, as a result, are subject to risk and uncertainties. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Non-GAAP Financial Measure and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including Adjusted EBITDA, Credit Adjusted EBITDA and Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The Company has presented the financial data for the last twelve-month (“LTM”) period ended June 30, 2021 by adding the unaudited results of operations for the six-month period ended June 30, 2021 to its audited results of operations for the year ended December 31, 2020 and then subtracting the unaudited results of operations for the six-month period ended June 30, 2020. The Company has presented the financial data for the LTM period ended September 30, 2021 by adding the unaudited results of operations for the nine-month period ended September 30, 2021 to its audited results of operations for the year ended December 31, 2020 and then subtracting the unaudited results of operations for the nine-month period ended September 30, 2020. The financial data for the LTM periods ended June 30, 2021 and September 30, 2021 do not comply with GAAP. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

EXECUTIVE SUMMARY

- Advantage Solutions ("Advantage" or the "Company") is the leading provider of outsourced sales and marketing solutions to consumer goods companies and retailers
  - The Company generated Revenues, Adjusted EBITDA(1), and Credit Adjusted EBITDA(2) of $3.3 billion, $502 million, and $531 million, respectively, in the Last Twelve Months ("LTM") ended June 30, 2021
- Advantage has performed well since the 2020 Refinancing:
  - Outperformed 2020 Adjusted EBITDA outlook provided in the 2020 Refinancing - 2020 Adjusted EBITDA of $487 million vs $475 million outlook
  - Raised 2021 Adjusted EBITDA guidance to $520 – $530 million from Adjusted EBITDA outlook provided in the 2020 Refinancing of $515 million based on continued strong performance and Covid recovery
- The Company remains well-positioned in the current environment:
  - Steady recovery in businesses most impacted by Covid continues, particularly in-store sampling
  - At home consumption remains elevated, with favorable price and volume trends
  - Pursuing robust tuck-in acquisition and new business pipelines
- Advantage is seeking to reprice $1,318 million Term Loan(3)
  - The transaction will be leverage neutral (net leverage will remain at 3.9x)
  - Lender commitments are due by 12:00PM EST on October 21st
  - Closing expected thereafter

Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

(1) Adjusted EBITDA means net income (loss) before (i) interest expense, net, (ii) (benefit from) provision for income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) equity based compensation of Karman Topco L.P. and Advantage's private equity sponsors' management fee, (vii) change in fair value of warrant liability, (viii) stock-based compensation expense, (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition-related expenses, (xi) costs associated with COVID-19, net of benefits received, (xii) EBITDA for economic interests in investments, (xiii) restructuring expenses, (xiv) litigation expenses, (xv) (Recovery from) loss on Take 5, (xvi) costs associated with the Take 5 Matter and (xvii) other adjustments that management believes are helpful in evaluating our operating performance. A reconciliation of net income (loss) to Adj. EBITDA can be found in the appendix to this presentation.

(2) Credit Adj. EBITDA represents the definition of Consolidated Adjusted EBITDA under the current credit agreement. A reconciliation of Adj. EBITDA to Credit Adj. EBITDA can be found in the appendix to this presentation.

(3) Term Loan balance shown as of 6/30/21. 9/30/21 Term Loan balance expected to be $1,315 million after reflecting the third quarter's mandatory amortization.

2

SOURCES & USES AND PRO FORMA CAPITALIZATION ($ in millions) Sources of Funds Amount Repriced First Lien Term Loan $1,318 Total Sources $1,318 Uses of Funds Amount Repay Existing First Lien Term Loan $1,318 Total Uses $1,318 3 ($ in millions) As of Pro Forma Pro Forma Capitalization Maturity 6/30/21 6/30/21 Cash & Cash Equivalents $160 $160 ABL Revolver ($400mm) 10/28/25 -- -- Repriced First Lien Term Loan 10/28/27 1,318 1,318 Senior Secured Notes 11/15/28 775 775 Other Debt -- 3 3 Total Debt $2,096 $2,096 Market Capitalization (As of 10/13/21) 2,748 2,748 Total Capitalization $4,844 $4,844 Net Debt $1,937 $1,937 LTM Operating Statistics Adj. EBITDA $502 $502 Credit Adj. EBITDA 531 531 Run Rate Interest Expense 129 116 LTM Credit Statistics Net Debt / Adj. EBITDA 3.9x 3.9x Total Debt / Adj. EBITDA 4.2x 4.2x Net Debt / Credit Adj. EBITDA 3.6x 3.6x Total Debt / Credit Adj. EBITDA 4.0x 4.0x Sources & Uses Pro Forma Capitalization Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

1) Current Asset Collateral shall comprise of Inventory, Deposit, Securities, and Commodities Accounts, General Intangibles (other than intellectual property, capital stock and intercompany loans), chattel paper, instruments, documents, commercial tort claims, letter of credit rights, supporting obligations, and other assets, and shall not include capital stock of the Loan Parties and their subsidiaries. 2) Fixed Asset Collateral shall comprise of all collateral of the Loan Parties other than the Current Asset Collateral (inc lud ing, to the extent constituting Collateral, intellectual property, equipment, and a pledge of the Capital Stock of the Loan Party’s direct wholly-owned subsidiaries). SUMMARY OF INDICATIVE TERMS 4 Borrower Advantage Sales & Marketing Inc. (the “Borrower”) Guarantors Karman Intermediate Corp. and each wholly owned material U.S. and Canadian subsidiaries of the Borrower, subject to customary exceptions (same as existing) Facility $1,318 million Term Loan (same as existing) Maturity October 28, 2027 (same as existing) Pricing L + 450 bps Floor 0.50%-0.75% OID 100 (Par) Security First priority security interest in the Fixed Asset Collateral, pari passu with Notes ; Second priority interest in the Current Asset Collateral (same as existing) Mandatory Amortization 1.00% per annum (same as existing) Optional Prepayments Reset 101 soft call for 6 months Mandatory Prepayments • ECF Sweep: 50% with step-downs to 25% and 0% when First Lien Net Leverage is 0.5x and 1.0x inside Closing Date First Lien Net Leverage, respectively (same as existing) • Asset Sales: 100% net proceeds of non-ordinary course sales of Collateral with step-downs to 50% and 0% when First Lien Net Leverage is 0.50x and 1.00x inside Closing Date First Lien Net Leverage, respectively (same as existing) • Debt Issuances: 100% of debt issuances (excluding permitted debt) (same as existing) Negative Covenants Usual and customary for facilities of this nature, including but not limited to limitations on Asset Sales, Restricted Payments, Indebtedness, Investments, and Liens, subject to exceptions and thresholds (same as existing)

TRANSACTION TIMELINE 5 October 2021 Sun Mon Tue Wed Thu Fri Sat 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Date Event Week of October 11th Lender Call (10/15 @ 10:30 am ET) Week of October 17th Lender Commitments due (10/21 @ 12pm ET) Price and Allocate (10/21) Closing and Funding Thereafter Market Holiday Key Date

COMPANY OVERVIEW & RECENT DEVELOPMENTS

ADVANTAGE SOLUTIONS OVERVIEW

Essential Partner to Brands and Retailers

- Leading provider of outsourced sales and marketing solutions to consumer goods companies and retailers
- Strong platform of competitively advantaged services like headquarter sales, retail merchandising, in-store sampling, digital commerce and shopper marketing
- Essential go-to-market partner for brands and retailers of all sizes, helping them effectively and efficiently get the right products on the shelf – physical or digital – and into the hands of consumers however they shop
- LTM 6/30/21 Revenues of $3.3B, Adj. EBITDA of $502M and Credit Adj. EBITDA of $531M

Select Brand & Retailer Partners

Unrivaled Scale

- 3,500+ Clients
- 62,000+ Associates
- 400+ Data Analytics Professionals
- 200,000+ Retail Outlets

Proven Value Creation Algorithm

- **Operate with excellence** by serving clients well and delivering productivity through continuous improvement
- **Invest wisely** in talent, technology and capability to support clients' evolving needs through attractive opportunities for
  - Organic reinvestment
  - Disciplined tuck-in acquisitions
- **Nurture 'evolutionary' culture** so that we remain flexible as we build the business to be
  - The partner of choice for brands and retailers as their needs change
  - Opportunistic when circumstances present us with attractive options for value creation

Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

7

KEY MESSAGES • Delivered solid financial results through the third quarter as reopening continues • Confirming the 2021 Adjusted EBITDA guidance of $520 to $530 million – a raise to our 2020 Refinancing outlook of $515 million – despite COVID uncertainty and difficult labor market • Seeing continued steady recovery in businesses most impacted by COVID, with sampling events up ~13% q/q in the third quarter • Seeing continued elevated at-home consumer goods demand – supported by strong volume and price trends • Seeing higher growth/higher margin digital and e-commerce services maintain their strength • Investing to stand up tens of thousands of new associates as we return businesses to full operation • Investing through the P&L in trade promotion optimization and service innovation • Completing tuck-in acquisitions to add capabilities at attractive returns • Pursuing organic growth with a robust new business pipeline coming out of the pandemic • Pursuing attractive reinvestment opportunities with ample liquidity, including undrawn revolver 8 Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

FINANCIAL PERFORMANCE

PRELIMINARY Q3 FLASH RESULTS SHOW CONTINUED IMPROVEMENT IN TRENDS



Revenues
Adjusted EBITDA
Total Advantage
Sales Segment
Marketing Segment
$ in millions.
Y/Y growth
$982
$784
18%
$929
Q3'19A
Q3'20A
Q3'21E (1)
Y/Y growth
$503
$542
10%
$598
Q3'19A
Q3'20A
Q3'21E (1)
Y/Y growth
$478
$242
37%
$331
Q3'19A
Q3'20A
Q3'21E (1)
$ in millions.
Y/Y growth
$145
$136
(2%)
$133
Q3'19A
Q3'20A
Q3'21E (1)
Y/Y growth
$86
$102
(7%)
$95
Q3'19A
Q3'20A
Q3'21E (1)
Y/Y growth
$59
$34
11%
$38
Q3'19A
Q3'20A
Q3'21E (1)

Note: The foregoing preliminary financial information for the quarter ended September 30, 2021 is subject to completion of the Company's quarter-end close procedures and further financial review and represents the Company's current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company's quarter-end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the Company's independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

(1) Preliminary Q3 2021E results shown using the mid-point of the Company's disclosed range. Please see the Appendix for further detail.

10

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 Act 2020 Act 2021 Act IMPROVING TRENDS CONTINUE IN Q3 • Strengthening recovery in Marketing segment − In-store sampling recovering at key retailer partners − Digital & e-commerce strength continuing with consumer omnichannel shift • Continued strength in Sales segment − Still solid center-store / at-home volume trends − Concerted push for increased prices, surgical promotions − International segment rebounding nicely − Growth in retail merchandising services − Navigating some mix headwinds • Continue to invest in recruiting, training and retention as we stand up new and returning operations • Leveraging automation and technology to drive productivity and results 11 SAMPLING EVENT COUNT +~13% Q/Q

FINANCIAL SUMMARY

($ in millions)	Q4 2020A	Q4 2019A	Q4 %	Q1 2021A	Q1 2020A	Q1 %	Q2 2021A	Q2 2020A	Q2 %	Q3 2021E [(1)]	Q3 2020A	Q3 %	TTM Q3 2021E [(1)]	TTM Q3 2020A	TTM Q3 %
Total Advantage															
Revenues	$850	$1,013	(16%)	$791	$879	(10%)	$850	$642	32%	$929	$784	18%	$3,420	$3,318	3%
Adjusted EBITDA	133	144	(8%)	111	106	5%	122	112	9%	133	136	(2%)	499	499	0%
% margin	*15.6%*	*14.2%*		*14.1%*	*12.1%*		*14.4%*	*17.5%*		*14.3%*	*17.4%*		*14.6%*	*15.0%*	
Sales Segment															
Revenues	$550	$520	6%	$534	$508	5%	$562	$460	22%	$598	$542	10%	$2,244	$2,030	11%
Adjusted EBITDA	90	87	2%	84	79	7%	90	90	(1%)	95	102	(7%)	358	358	0%
% margin	*16.3%*	*16.8%*		*15.7%*	*15.5%*		*15.9%*	*19.6%*		*15.9%*	*18.8%*		*16.0%*	*17.6%*	
Marketing Segment															
Revenues	$300	$493	(39%)	$257	$372	(31%)	$288	$181	59%	$331	$242	37%	$1,176	$1,288	(9%)
Adjusted EBITDA	43	57	(24%)	27	28	(2%)	32	22	47%	38	34	11%	141	141	0%
% margin	*14.3%*	*11.5%*		*10.7%*	*7.5%*		*11.3%*	*12.1%*		*11.5%*	*14.2%*		*12.0%*	*10.9%*	

TTM 9/30/21E
Credit Adj. EBITDA
$535M [(1)]

Note: The foregoing preliminary financial information for the quarter ended September 30, 2021 is subject to completion of the Company's quarter-end close procedures and further financial review and represents the Company's current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company's quarter-end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the Company's independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

(1) Preliminary Q3 2021E results shown using the mid-point of the Company's disclosed range. Please see the appendix for further detail.

12

OUTLOOK Confirming FY2021 Outlook: • FY 2021 Adjusted EBITDA of $520 to 530 million • Continued investment in recruiting, training and retaining talent in a still-constrained labor market • Continued post-COVID normalization through balance of 2021 • Net Debt (1) / Adjusted EBITDA trending downwards in 2021, toward 3.0x by end of 2022 • Planning to invest in promising medium-term organic and tuck-in acquisition opportunities in Q4 2021 13 (1) Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

APPENDIX

NON-GAAP RECONCILIATION FOR HISTORICAL PERIODS *(1/3)*

Consolidated	Three Months Ended September 30,		Three Months Ended December 31,		Three Months Ended March 31,		Three Months Ended June 30,		LTM Period Ended	
	2020	2019	2020	2019	2021	2020	2021	2020	June 30, 2021	September 30, 2020
Total Company (in thousands)										
Net (loss) income	$ 36,705	$ 22,731	$ (152,238)	$ 14,802	$ (546)	$ (21,723)	$ 5,754	$ (37,814)	$ (110,325)	$ (8,030)
Add:										
Interest expense, net	48,243	57,762	82,486	53,606	30,865	51,794	37,189	51,521	198,783	205,164
Provision for (benefit from) income taxes	3,623	(3,968)	3,383	5,630	1,743	1,367	6,563	(13,704)	15,312	(3,084)
Depreciation and amortization	58,556	57,872	61,085	58,149	59,613	60,209	62,674	58,748	241,928	235,662
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	1,468	1,968	88,630	2,894	(2,814)	3,837	(1,642)	4,184	85,642	12,383
Change in fair value of warrant liability	—	—	13,363	—	5,526	—	(7,059)	—	11,830	—
Stock based compensation expense[2]	—	—	—	—	8,655	—	8,988	—	17,643	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	(6,184)	(1,100)	11,328	(3,156)	(1,043)	4,095	3,598	4,128	7,699	(1,117)
Acquisition-related expenses[4]	3,683	5,308	36,750	8,714	5,146	5,529	2,797	4,861	48,376	22,787
EBITDA for economic interests in investments[5]	(2,005)	(2,315)	(1,672)	(3,329)	(1,189)	(1,898)	(1,807)	(887)	(6,673)	(8,119)
Restructuring expenses[6]	(7,635)	260	(258)	2,112	4,096	1,098	6,934	46,565	3,137	42,140
Litigation expenses[7]	(31)	—	(593)	3,500	(818)	104	—	2,500	(1,442)	6,073
Costs associated with COVID-19, net of benefits received[8]	(1,389)	—	(10,546)	—	1,293	1,000	(3,328)	(1,019)	(13,970)	(1,408)
Recovery from Take 5	—	—	—	—	—	—	—	(7,700)	—	(7,700)
Costs associated with the Take 5 Matter[9]	1,219	6,344	809	1,376	901	939	1,310	661	4,239	4,195
Adjusted EBITDA	$ 136,253	$ 144,862	$ 132,527	$ 144,298	$ 111,428	$ 106,351	$ 121,971	$ 112,044	$ 502,179	$ 498,946

	Three Months Ended September 30,		Three Months Ended December 31,		Three Months Ended March 31,		Three Months Ended June 30,		LTM Period Ended	
	2020	2019	2020	2019	2021	2020	2021	2020	June 30, 2021	September 30, 2020
Sales Segment (in thousands)										
Operating income (loss)	$ 60,205	$ 48,077	$ (32,115)	$ 40,288	$ 35,148	$ 24,194	$ 44,673	$ 11,021	$ 107,911	$ 135,708
Add:										
Depreciation and amortization	41,978	40,273	44,250	40,803	42,564	43,107	44,710	42,234	173,502	168,122
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	1,398	1,603	62,989	2,062	(1,838)	3,199	(678)	3,538	61,871	10,197
Stock based compensation expense[2]	—	—	—	—	4,694	—	4,730	—	9,424	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	(669)	(4,880)	600	(2,401)	778	4,312	(5,027)	4,128	(4,318)	5,370
Acquisition-related expenses[4]	3,581	3,117	24,904	5,216	3,320	4,156	2,280	4,081	34,085	17,034
EBITDA for economic interests in investments[5]	(2,142)	(2,323)	(2,014)	(3,243)	(1,487)	(2,071)	(2,110)	(1,338)	(7,753)	(8,794)
Restructuring expenses[6]	(1,227)	179	(2,556)	1,199	780	752	1,176	23,326	(1,827)	24,050
Litigation expenses[7]	—	—	(946)	3,500	(516)	104	—	2,500	(1,462)	6,104
Costs associated with COVID-19, net of benefits received[8]	(1,198)	—	(5,604)	—	633	810	(231)	530	(6,400)	142
Sales Segment Adjusted EBITDA	$ 101,926	$ 86,046	$ 89,508	$ 87,424	$ 84,076	$ 78,563	$ 89,523	$ 90,020	$ 365,033	$ 357,933

	Three Months Ended September 30,		Three Months Ended December 31,		Three Months Ended March 31,		Three Months Ended June 30,		LTM Period Ended	
	2020	2019	2020	2019	2021	2020	2021	2020	June 30, 2021	September 30, 2020
Marketing Segment (in thousands)										
Operating income (loss)	$ 28,366	$ 28,448	$ (20,891)	$ 33,750	$ 2,440	$ 7,244	$ (2,226)	$ (11,018)	$ 7,689	$ 58,342
Add:										
Depreciation and amortization	16,578	17,599	16,835	17,346	17,049	17,102	17,964	16,514	68,426	67,540
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	70	365	25,641	832	(976)	638	(964)	646	23,771	2,186
Stock based compensation expense[2]	—	—	—	—	3,961	—	4,258	—	8,219	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	(5,515)	3,780	10,728	(755)	(1,821)	(217)	8,625	—	12,017	(6,487)
Acquisition-related expenses[4]	102	2,191	11,846	3,498	1,826	1,373	517	780	14,291	5,753
EBITDA for economic interests in investments[5]	137	8	342	(86)	298	173	303	451	1,080	675
Restructuring expenses[6]	(6,408)	81	2,298	913	3,316	346	5,758	23,239	4,964	18,090
Litigation expenses[7]	(31)	—	353	—	(302)	—	—	—	20	(31)
Costs associated with COVID-19, net of benefits received[8]	(191)	—	(4,942)	—	660	190	(3,097)	(1,549)	(7,570)	(1,550)
Recovery from Take 5	—	—	—	—	—	—	—	(7,700)	—	(7,700)
Costs associated with the Take 5 Matter[9]	1,219	6,344	809	1,376	901	939	1,310	661	4,239	4,195
Marketing Segment Adjusted EBITDA	$ 34,327	$ 58,816	$ 43,019	$ 56,874	$ 27,352	$ 27,788	$ 32,448	$ 22,024	$ 137,146	$ 141,013

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NON-GAAP RECONCILIATION FOR NET DEBT (2/3) 16 (in millions) June 30, 2021 Current portion of long-term debt $ 13.3 Long-term debt, net of current portion 2,027.1 Less: Debt issuance costs (55.9) Total Debt 2,096.3 Less: Cash and cash equivalents 159.8 Total Net Debt (10) $ 1,936.5

NON-GAAP RECONCILIATION FOR HISTORICAL PERIODS (3/3) Note: Dollars in thousands. Numerical figures included in this slide have been subject to rounding adjustments (1) Equity based compensation of Karman Topco L.P. and Advantage’s private equity sponsors’ management fee. (2) Represents non-cash compensation expense related to issuance of performance restricted stock units, restricted stock units, and stock options and ESPP with respect to our Class A common stock under the Advantage Solutions Inc. 2020 Incentive Award Plan. (3) Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, excluding the present value accretion recorded in interest expense, net, for the applicable periods. (4) Represents fees and costs associated with activities related to our acquisitions and restructuring activities related to our equity ownership, including professional fees, due diligence, and integration activities. (5) Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reduct ion s to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. (6) One-time restructuring activities costs associated with non-recurring reorganization projects. (7) Represents legal settlements that are unusual or infrequent costs associated with our operating activities. (8) Represents (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment and (b) benefits received from government grants for COVID-19 relief. (9) Represents costs associated with investigation and remediation activities related to the Take 5 Matter, primarily, professional fees and other related costs. (10) Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. 17

NON-GAAP RECONCILIATION FOR CREDIT ADJUSTED EBITDA (1/2) 18 Consolidated LTM Period Ended June 30, (in thousands) 2021 Adjusted EBITDA (a) $ 502,179 Add: Interest income 667 Foreign exchange losses on operations (1) 2,353 Credit Adjusted EBITDA adjustments for economic interest (2) (10,661) Dividends and asset sale (3) 1,799 Public company costs (4) 6,695 Legal fees and settlements (5) 3,615 Severance (6) 705 Retention and nonrecurring incentives (7) 785 Recruiting and relocation (8) 2,271 Non-cash bad debt expense (9) 2,170 Acquisitions and divestitures (10) 3,831 Sales and use taxes (11) 14,267 Credit Adjusted EBITDA $ 530,676

NON-GAAP RECONCILIATION FOR CREDIT ADJUSTED EBITDA (2/2) Note: Dollars in thousands. Numerical figures included in this slide have been subject to rounding adjustments (1) Represents foreign exchange gains or losses on operations. (2) Represents reductions to remove (i) Equity in Earnings from unconsolidated investments, (ii) our proportional share of Adjusted EBITDA related to our equity method investments, and (iii) the Credit Adjusted EBITDA related to the minority ownership percentage o f t he entities that we fully consolidate. (3) Represents cash dividend payments received from our unconsolidated affiliates and cash received from the sale of businesses (4) Represents incremental costs associated with public company reporting requirements. (5) Represents legal settlements and other external legal expenses in the normal course of our operating activities. (6) Represents severance payments to employees. (7) Represents one-time bonuses and retention payments to employees. (8) Represents costs for fees paid to external recruiting agencies and amounts paid to employees related to relocation. (9) Represents non-cash estimate of the portion of outstanding accounts receivables that were determined to be no longer collectible primarily due to client bankruptcies. (10) Represents adjustments to give pro forma effect to the results associated with acquisitions, net of divestitures, made during the period presented as if each such acquisition or divestiture had been completed as of the first day of the period presented and, to improve comparability of results from period to period, excluding the impact of divestitures, when applicable. (11) Represents taxes based on gross receipts, income, profits or revenue or capital, franchise, excise, property, commercial activity, sales, use, unitary or similar taxes, and foreign withholding taxes, including (i) penalties and interest and (ii) tax distributions made to any direct or indirect holders of equity interests of such person in respect of any such taxes attributable to such person and/or its restricted subsidiaries or pursuant to a tax sharing arrangement or as a result of a tax distribution or repatriated fund. 19

RECENT DEVELOPMENTS 20 Note: Our financial results for the three and nine months ended September 30 , 2021 are not yet complete . However, set forth above are certain preliminary estimated financial results for the three and nine months ended September 30, 2021 . We have provided ranges, rather than specific amounts, for the three and nine months ended September 30, 2021 because those results are subject to change, and there is a possibility that our actual results may differ materially from these preliminary estimates. These ranges are based on the information currently available to us. This preliminary estimated information reflects management’s current views and may change as a result of management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties . However, we have not completed our period end process of internal controls including our normal quarter or year-end closing and other review procedures. The preliminary financial data included in this presentation has been prepared by, and is the responsibility of, our management . Our independent registered public accounting firm, has not audited, reviewed, compiled or applied any agreed-upon procedures with respect to the preliminary financial data. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto . Undue reliance should not be placed on these preliminary estimates, and we caution that the estimated financial information is not a guarantee of future performance or outcome . (1) Adjusted EBITDA and Credit Adjusted EBITDA are financial measures that are not calculated in accordance with GAAP. We have not included a GAAP reconciliation of our preliminary Adjusted EBITDA and Credit Adjusted EBITDA to net (loss) income, the most closely comparable GAAP measure, because such reconciliation could not be produced without unreasonable effort. Three Months Ended Nine Months Ended September 30, 2021 September 30, 2021 Low High Low High (estimated) (estimated) (in millions) Consolidated Revenues $ 924 $ 934 $ 2,565 $ 2,575 Adjusted EBITDA (1) $ 131 $ 135 $ 364 $ 368 Sales Segment Revenues $ 596 $ 600 $ 1,692 $ 1,696 Adjusted EBITDA (1) $ 94 $ 96 $ 268 $ 270 Marketing Segment Revenues $ 328 $ 334 $ 873 $ 879 Adjusted EBITDA (1) $ 37 $ 39 $ 97 $ 99 LTM Period Ended September 30, 2021 Low High (in millions) (estimated) Credit Adjusted EBITDA (1) $ 533 $ 537